UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FRANKLIN BSP CAPITAL CORPORATION

(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Meeting Adjourned! Urgent Action Required Our Board of Directors recommends that you respond to this solicitation by voting FOR the proposals in the enclosed proxy materials. Dear Fellow Stockholder: Our records indicate that we have not yet received your vote for the Annual Meeting of Stockholders of Franklin BSP Capital Corp., which has been adjourned and will reconvene on June 17, 2025. We urge you to vote as soon as possible in order to ensure the Annual Meeting can occur without further delay. Voting today will help us reduce the risk of an additional meeting adjournment and incurring additional solicitation costs. In addition to asking shareholders to elect directors, you will be asked to consider and vote on a proposal to authorize the company, with approval of the Board of Directors, to sell or otherwise issue shares of FBCC common stock at a price below its then current net asset value (“NAV”) per share, provided that number of shares issued does not exceed 25% of its then outstanding common stock. While we have no immediate plans to issue any shares of common stock below NAV, we are seeking shareholder approval now in order to provide flexibility in the future to issue shares of its common stock below NAV per share, which typically must be undertaken quickly. Your vote and participation are very important to us, no matter how many or few shares you own. We encourage you to vote your shares using any one of the methods described below. If you have any questions about voting, splease call our proxy solicitor, Broadridge, at 1-833-216-5734. Sincerely, FOUR WAYS TO VOTE PROXY QUESTIONS? Call 1-833-216-5734 ONLINE WWW.PROXYVOTE.COM/FBCC Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-833-216-5734 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. R15706-LTR

MEETING ADJOURNED URGENT ACTION REQUIRED ON THE ENCLOSED DOCUMENTS R15706-EPB

Our records indicate that your account is unvoted. The annual stockholder meeting has adjourned and will reconvene on June 17, 2025. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions, please call 1-833-216-5734. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM/FBCC Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-833-216-5734 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. 0000 0000 0000 0000